SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 20, 2004

                               Delta Mutual, Inc.
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               (Exact name of registrant as specified in charter)

                 Delaware                                   000-30563
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        (State or other jurisdiction                (Commission File Number)
            of  incorporation)


 111 North Branch Street, Sellersville, Pennsylvania             18960
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     (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (215) 258-2800


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet arrangement of a Registrant.

Convertible Notes due 2006

         On September 20, 2004, Delta Mutual, Inc. ("we" or the "Company") completed the sale to a group of institutional and individual accredited investors (the "Purchasers") of an aggregate of $301,500 principal amount of 6% Convertible Promissory Notes, due September 16, 2006 (the "Notes"), initially convertible into an aggregate of 6,030,000 shares of Common Stock, together with Warrants to purchase an additional 6,030,000 shares of Common Stock (the "Warrants"). The Notes bear interest at the rate of 6% per annum and are convertible into shares of the our Common Stock at a conversion price (the "Conversion Price") of $0.05 per share. The Conversion Price provided for in the Notes is subject to adjustment for stock splits, combinations and like events, and in certain cases where we sell shares of our Common Stock at a price or securities convertible into our Common Stock with a conversion price below the Conversion Price. The Notes provide the Purchasers with "piggyback" registration rights under certain conditions for the shares of Common Stock issuable upon conversion of the Notes, where the Company has filed a registration statement with the Securities and Exchange Commission for another registered offering of its Common Stock.

The Warrants are immediately exercisable, expire on March 31, 2006, and have an exercise price of $0.10 per share, subject to adjustment.

THE ABOVE DESCRIPTIONS OF THE TERMS OF THE NOTES AND WARRANTS SUMMARIZE ONLY CERTAIN MATERIAL TERMS OF THOSE AGREEMENTS OR INSTRUMENTS. FOR THE COMPLETE TERMS OF SUCH AGREEMENTS OR INSTRUMENTS, REFERENCE IS HEREBY MADE TO THE FULL TEXTS THEREOF FILED AS EXHIBITS TO THIS REPORT.


Item 3.02. Unregistered Sales of Equity Securities

      The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.

                                                                                 Principal       Total Offering Price/
        Date                   Title and Amount        Purchaser                Underwriter     Underwriting Discounts
------------------------- ------------------------- ---------------------- -------------------- ----------------------
September 7, 2004         100,000 shares of         Consultant                     NA           $.12/NA
                          common stock
------------------------- ------------------------- ---------------------- -------------------- ----------------------
September 10, 2004        300,000 shares of         Consultant                     NA           $.12/NA
                          common stock
------------------------- ------------------------- ---------------------- -------------------- ----------------------
September 16, 2004        125,000 shares of         Consultant                     NA           $.05/NA
                          common
                          stock
------------------------- ------------------------- ---------------------- -------------------- ----------------------
September 20, 2004        100,000 shares of         Consultant                     NA           $.12/NA
                          common
                          stock
------------------------- ------------------------- ---------------------- -------------------- ----------------------
September 20, 2004        $301,500 principal        Private Investors              NA           $301,500/NA
                          amount of 6%
                          convertible promissory
                          notes due September 16,
                          2006, convertible into
                          an aggregate of
                          6,030,000 shares of
                          Common Stock
------------------------- ------------------------- ---------------------- -------------------- ----------------------
September 20, 2004        Warrants to purchase an   Private Investors              NA           NA/NA
                          aggregate of 6,030,000
                          shares of common stock
                          issued in connection
                          with the sale of the 6%
                          convertible promissory
                          notes
------------------------- ------------------------- ---------------------- -------------------- ----------------------

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits.

      No.                         Description of Exhibit
      ---                         ----------------------

      4.3 Form of 6% Convertible Promissory Notes of the Company due 2006, issued in the aggregate principal amount of $301,500 on September 20, 2004.

      4.4 Form of Warrants to purchase shares of Common Stock, of the Company issued on September 20, 2004 to the purchasers of the Company's 6% Convertible Promissory Notes.



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                                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Delta Mutual, Inc.


Date: September 24, 2004        By: /s/ Peter F. Russo
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                                Peter F. Russo,
                                President and Chief Executive Officer